UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2013

AV Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-07395	23-1739078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8601 N. Scottsdale Rd. Suite 225 Scottsdale, Arizona	85253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 214-7400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 19, 2013, AV Homes, Inc. (the “Company”) announced an agreement whereby TPG, a global private investment firm, would make a $135 million equity investment in the Company. An investor presentation, which includes a discussion of the TPG investment, is furnished herewith as Exhibit 99.2.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Information

A press release relating to the TPG investment is filed herewith as Exhibit 99.1.

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CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Certain statements in this Current Report on Form 8-K and in the documents filed herewith constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of AV Homes, Inc. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date made. Although our management believes these expectations, estimates, or projections to be reasonable as of the date made, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies which could cause our actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Important factors that could cause our actual results or performance to differ materially from our forward-looking statements include the following: (1) the transaction announced herein may not be completed, or completed within the expected timeframe; (2) the costs or difficulties relating to the transaction may be greater than expected and may adversely affect our results of operations and financial condition; (3) the expected benefits of the transaction, including acceleration of the implementation of our strategic plan, may take longer than anticipated to achieve and may not be achieved in the entirety or at all; and (4) the factors set forth in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and in our other filings with the Securities and Exchange Commission (the “SEC”), which filings are available on www.sec.gov. Readers are cautioned not to place undue reliance on any forward-looking statements contained herein, which reflect management’s opinions only as of the date made. AV Homes disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Additional Information

AV Homes will file a proxy statement in connection with a special meeting to approve the convertibility of the preferred stock issued in this transaction. The proxy statement and any other relevant documents filed with the SEC concerning AV Homes are (or will be, when filed) available free of charge at http://www.sec.gov and under the “Financial Information” section of the Investor Relations page at http://www.avhomesinc.com. Stockholders should read carefully the proxy statement and the accompanying proxy card when they become available before making any voting decision.

AV Homes, its directors, and certain of its officers and other employees are participants in the solicitation of proxies from AV Homes’ stockholders in connection with the special meeting. Important information concerning the identity and any interests of these persons will be available on a Schedule 14A that AV Homes will file with the SEC shortly.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 19, 2013

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV Homes, Inc.

Date: June 19, 2013	By:	/s/ Roger Cregg
	Name:	Roger Cregg
	Title:	Director, President, and Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 19, 2013

99.2	Investor Presentation